UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2015

TESSCO Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-24746	52-0729657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11126 McCormick Road, Hunt Valley, Maryland 21031
(Address of principal executive offices) (Zip Code)

(410) 229-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

This Current Report on Form 8-K/A is being filed to modify and supplement the Current Report on Form 8-K filed by the Registrant on January 15, 2015, in order to include therewith the transcript of the Registrant's third quarter fiscal 2015 earnings conference call held on January 16, 2015, a copy of which is attached hereto as Exhibit 99.2, and incorporated into this Item 2.02 by reference. The Current Report on Form 8-K filed by the Registrant on January 15, 2015 is not otherwise modified hereby and remains otherwise unchanged.

The information in this Item 2.02, including the information in Exhibit 99.2 attached hereto pertaining to this Item 2.02, is furnished solely pursuant to Item 2.02 of this Form 8-K/A.  Consequently, pursuant to this Item 2.02, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section.  It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or Securities Act of 1933 if such subsequent filing specifically references this Item 2.02 of this Form 8-K/A.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

a)	Financial Statements of Businesses Acquired.
None.

b)	Pro Forma Financial Information.
None.

c)	Exhibits.

Exhibit No.	Description
99.2	Transcript of Third Quarter Fiscal 2015 Earnings Conference Call held on January 16, 2015

Information presented in this Current Report on Form 8-K/A may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based.  Numerous important factors, including those factors identified in the TESSCO Technologies Incorporated Annual Report on Form 10-K and other of the Company’s filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K/A could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

Date:	January 16, 2015	By:	/s/ Aric M. Spitulnik
Aric M. Spitulnik
Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.2	Transcript of Third Quarter Fiscal 2015 Earnings Conference Call held on January 16, 2015